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                                                                   EXHIBIT 23(i)



                      CONSENT OF INDEPENDENT ACCOUNTANTS



 We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated November 14, 1995 which appears on page F-1 of Kulicke and Soffa Industries, Inc.'s Annual Report on Form 10-K for the year ended September 30, 1995.



/s/ PRICE WATERHOUSE LLP

Philadelphia, Pennsylvania
January 29, 1996